Gray Television, Inc.
Investor Presentation
NYSE:GTN

September 2016 Edition
Updated for June 30, 2016 Financial Information

Disclaimer

ALL DATA PRESENTED FOR GRAY IS PRO FORMA FOR ALL COMPLETED TRANSACTIONS UNLESS OTHERWISE NOTED.

This presentation contains certain forward looking statements that are based largely on Gray's current expectations and reflect various estimates and assumptions by Gray. These statements may be identified by words such as "estimates", "expect," "anticipate," "will," "implied," "assume" and similar expressions. Forward looking statements are subject to certain risks, trends and uncertainties that could cause actual results and achievements to differ materially from those expressed in such forward looking statements. Such risks, trends and uncertainties, which in some instances are beyond Gray's control, include the impact of recently completed and announced transactions, future expenses and other future events. Gray is subject to additional risks and uncertainties described in Gray's quarterly and annual reports filed with the Securities and Exchange Commission from time to time, including in the "Risk Factors," financial statements, and management's discussion and analysis of financial condition and results of operations sections contained therein, which reports are made publicly available via its website, www.gray.tv. Any forward-looking statements in this presentation should be evaluated in light of these important risk factors. This presentation reflects management's views as of the date hereof. Except to the extent required by applicable law, Gray undertakes no obligation to update or revise any information contained in this presentation beyond the published date, whether as a result of new information, future events or otherwise.

See the appendix to this presentation for the definition of certain capitalized terms used herein. Reconciliations of the Company's non-GAAP measures of broadcast cash flow, broadcast cash flow less cash corporate expenses, operating cash flow as defined in Gray's senior credit agreement, free cash flow and the total leverage ratio, net of all cash are contained in the appendix.


WOODEN
LILLIPUT

An Industry Leading Power

Recent Development

- On June 3, 2016, Gray announced the acquisition for $270 million in cash of two #1-ranked television stations that Nexstar will divest in its merger with Media General:
  - Green Bay, WI (DMA #68) – WBAY (ABC)
  - Davenport, IA (DMA #101) – KWQC (NBC)
- Both stations are the highest rated and top-grossing stations in their DMAs, respectively
- Expected to be immediately free cash flow accretive
- Expected to allow Gray to further deleverage its balance sheet
- Structured to deliver significant tax savings to Gray
- Expected to close in Q4'2016, concurrently with the closing of the Nexstar/Media General merger

Acquisition Cements Gray's Presence in Midwest


Marquette
Wausau-Rhinelander
Green Bay-Appleton
La Crosse-Eau Claire
Madison
Cedar Rapids-Waterloo-Iowa City & Dubuque
Rockford
Davenport-Rock Island-Moline

Summary Statistics

DMA	Market	Station	Network Affiliate	2015 BIA Revenue Rank	2015 BIA Revenue Share[1]
68	Green Bay, WI	WBAY	abc	1	29.5%
101	Davenport, IA	KWQC	NBC	1	41.9%

[1] Includes revenue contribution from digital sub channels
Source: BIA Investing in Television 2016 1st Edition

Gray in Eight Points

1. A LEADING TELEVISION BROADCASTER IN DIVERSE MID-MARKETS WITH DOMINANT MARKET POSITIONS
2. HIGHEST QUALITY PORTFOLIO
3. LARGE POLITICAL ADVERTISING REVENUE UPSIDE IN ELECTION YEARS WITH PRESENCE IN KEY STATES. LARGER POLITICAL UPSIDE IN PRESIDENTIAL ELECTION YEARS
4. STRONG GROWTH IN NET RETRANSMISSION REVENUE AND INCREASING LEVERAGE WITH MVPDS AND NETWORKS
5. SUCCESSFUL NEW MEDIA INITIATIVES AND SPECTRUM UPSIDE
6. ROBUST FREE CASH FLOW GENERATION OVER ANY TWO YEAR CYCLE
7. EXPERIENCED MANAGEMENT WITH A TRACK RECORD OF ACCRETIVE TRANSACTIONS AND SUCCESSFUL INTEGRATIONS
8. STABLE ADVERTISING MARKET AND DIVERSIFICATION OF REVENUE MIX

Gray National Footprint

Ranked #1 or #2 in 50 of 51 Markets | Reaching approximately 9.5% of US TV households



Sioux Falls, SD
Bismarck, ND
Lincoln, NE
Omaha, NE
Rapid City, SD
Fargo, ND
Cedar Rapids, IA
North Platte, NE
La Crosse-Eau Claire, WI
Wausau-Rhinelander, WI
Madison, WI
Presque Isle, ME
Marquette, MI
Rockford, IL
Casper, WY
Lansing, MI
Flint, MI
South Bend, IN
Twin Falls, ID
Toledo, OH
Cheyenne, WY
Parkersburg, WV
Reno, NV
Clarksburg, WV
Charleston-Huntington, WV
WDC News Bureau
Grand Junction, CO
Harrisonburg, VA
Colorado Springs-Pueblo, CO
Charlottesville, VA
Roanoke, VA
Topeka, KS
Greenville, NC
Lexington, KY
Hazard, KY
Wichita, KS
Bowling Green, KY
Springfield, MO
Knoxville, TN
Augusta, GA
Albany, GA
Odessa, TX
Laredo, TX
Anchorage, AK
Meridian, MS
Waco-Temple- Bryan, TX
Sherman, TX- Ada, OK
Dothan, AL
Tallahassee, FL
Panama City, FL
Alexandria, LA
Monroe, LA
Gray TV Station
State Capital in DMA

High Quality, Diverse Station Group

51

51 markets with owned and/or operated stations

187

187 total program streams across 93 stations

96

96 "Big 4" network program streams

24

24 markets with two or more "Big 4" network affiliations

CBS
36 channels

NBC
27 channels

abc
19 channels

FOX
14 channels


Gray Leads the Industry with the Highest Quality Portfolio of Local Television Stations
#1
#2
50/51 markets:
ranked #1 or #2 television station

Focus on State Capitals and College Markets

Better demographics, more stable economies

11 — Gray stations cover 11 state capitals

27 — Gray stations cover 27 university towns

634,000 — Enrollment of approximately 634,000 students



Recognized Industry Leader

KWTX/CBS
Waco, Texas

2016 NAB's National Winner: Service to America Award


EVERY EMPLOYEE.
EVERY MARKET.
EVERY COMMUNITY.
EVERY DAY.
2016 Station Group of the Year
TVNewsCheck

TVNewscheck's 2016 Station Group of the Year

KOLO/ABC,
Reno, Nevada

2016 NAB's National Winner: Service to Community Award

Gray Leads Industry In Operating Margins

2-year average	Gray	Nexstar	TEGNA	Sinclair	Media General	Entravision	Tribune	Meredith	E.W. Scripps
2-year average	**39%**	35%	35%	34%	32%	31%	28%	20%	18%



2015
2014
36%
43%
34%
37%
35%
35%
33%
36%
28%
36%
30%
33%
24%
31%
19%
20%
15%
21%
Gray
Nexstar
TEGNA
Sinclair
Media General
Entravision
Tribune
Meredith
E.W. Scripps

Source: Company filings, Company investor presentations and Company earnings calls
Note: Based on net operating revenue and "as-reported" financials for all companies unless otherwise noted
(1) Gray: Based on Operating Cash Flow as defined in Gray's existing senior credit facility; Pro Forma for all completed transactions
(2) TEGNA: 2014 financials based on broadcasting segment numbers as reported in its Q4 2015 8-K
(3) Sinclair: Based on Non-GAAP reconciliation available on Sinclair's website
(4) Media General: 2014 financials pro forma for LIN, including $16 million in Young synergies and $40 million in LIN run-rate synergies achieved in 2015 as reported in its Investor Presentation dated 3/12/2015
(5) Tribune: 2014 financials based on broadcasting segment numbers as reported in its Q4 2015 8-K; EBITDA excludes cash contribution from equity investments
(6) Meredith: 2014 financials pro forma for impact of historical acquisitions as reported in its Investor Presentation dated 9/8/2015; financials based on consolidated, calendarized numbers; Fiscal year ends 6/30
(7) E.W. Scripps: 2014 financials based on "adjusted combined" numbers as reported in its Investor Presentation dated 5/12/2015

gray

Increasing scale, decreasing leverage

+94%
Revenue

Revenue increased from $307M in 2011 to $597M in 2015

+39%
Household Reach

Reach of 6.2% of US TV households at YE2011 grew to 8.6% of TVHH at YE2015 (and will be 10.1% upon closing all announced transactions)

+111%
Broadcast Channels

Total channels of programming increased from 76 at YE2011 to 160 at YE2015. Total Big Four network affiliated channels increased from 36 to 82.

+87%
Operating Income

Increased from $75M In 2011 to $140M in 2015

-32%
Net Leverage Ratio

Net Debt/L8QA OCF Ratio decreased from 7.5 times at YE 2011 to 5.1 times at YE 2015(1)

(1) Total debt less all cash on hand, pro forma for all transactions completed as of the respective date, as required by our senior credit facility.

… with Opportunity for More M&A



FCC U.S. TV Household Cap: 39%
44%
39%
38%
31%
19%
18%
16%
11%
11%
9.5%
7%
4%
4%
3%
3%
2%
2%
1%
Tribune
Nexstar Media Group
Sinclair
TEGNA
Hearst
EW Scripps
Raycom
Cox
Meredith
gray
Graham Holdings
Weigel
Hubbard
Sunbeam
Quincy
Bahakel
Dispatch
Capitol

Source: Company filings, BIA, company websites | Note: Excludes Big Four network owners and Univision


gray

Investment Highlights

2014/2015 Snapshot

Pro Forma (in millions)	2014	2015	2014/2015 Average
Revenue			
Total	$753	$737	$745
Political	$119	$19	$69
Cash Flow			
Broadcast Cash Flow	$341	$289	$315
Operating Cash Flow	$321	$263	$292
Free Cash Flow	$189	$141	$165
Total leverage net of all cash			5.4X

The Importance of #1

Price Leadership

Share of Market Ad $

Network and News Ratings

Reinvest in Business

Highly Ranked News Franchises Drive Traffic

- Dominate local and political revenue with highly-rated news platforms
- #1 Stations can secure more than half of a market's political ad buys
- Greater purchasing power and leverage with MVPDs, programmers, and other vendors
- Deliver higher margins
- Maximize free cash flow
- Exploit best practices
- Attract and retain high quality talent
- Leverage new Washington DC News Bureau

Gray Leads in Household Ratings

Household Rating Analysis – November 2015


5.7
5.3
4.9
4.6
4.3
4.3
4.0
3.8
3.7
3.6
3.4
3.3
3.0
2.8
2.8
gray
Cox
Raycom
Media General
Hearst
Meredith
CBS O&O
Sinclair
TEGNA
ABC O&O
Nexstar
Tribune
Scripps
NBC O&O
Fox
Gray's Ratings Have Remained Stable Over Time
5.6
5.7
5.6
5.9
5.9
5.7
2010
2011
2012
2013
2014
2015

SOURCE: Nielsen November DMA Average Rating in DMA TV HH Monday-Sunday 6:00am to 2:00am

Network Programs Over-Index on Gray's Stations

CBS, NBC, and ABC perform far better on Gray's stations than national averages across all key day-parts

CBS vs. Gray | November '15 Household Share



10
16
Gray
CBS
10
18
12
14
6
10
The Morning Show
Network News
Prime (Mon-Sun)
The Late Show

NBC vs. Gray | November '15 Household Share



13
30
Gray
NBC
12
32
10
11
7
19
The Today Show
Network News
Prime (Mon-Sun)
The Tonight Show

ABC vs. Gray | November '15 Household Share



14
32
Gray
ABC
11
29
9
14
5
12
Good Morning America
Network News
Prime (Mon-Sun)
Jimmy Kimmel / Nightline

Source: Nielsen Media Research, November 2015

Gray's Local Newscasts Over-Index National Averages

gray

Gray's national Household Share average exceeds all major affiliate news programs

+92% Amount by which Gray's late local newscasts outperform the national average

+93% Amount by which Gray's 6PM newscasts outperform the national average



29
Gray
23
15
National
12
6PM News
Late News

November '15 Household Share

Source: Nielsen Media Research, November 2015

Revenue Diversified Across Networks and Markets

Increasing Diversification of Revenue Sources

2008:

- 96% of revenue derived from advertising sales

2015:

- 75% of revenue derived from advertising sales
- 25% of revenue derived from retransmission (subscription) fee income

2015PF Revenue by Affiliate: $737mm


All Non-Big Four Channels
FOX
CBS
abc
NBC
5%
3%
18%
39%
35%

2015PF BCF by Affiliate: $289mm


All Non-Big Four Channels
FOX
CBS
abc
NBC
5%
2%
19%
36%
38%

No single market represents >5% of total revenue or >8% of BCF

Gray Excels at Retransmission Revenue

Gray Retransmission Revenue in Millions

STABLE Sub Count 2012-2015 for continuously owned Big-4 stations (data unavailable for acquired stations)

As Network Reverse Comp increased from 0% to roughly 50% of Gross Retransmission Revenue over the past five years, Gray's net retransmission revenue increased five-fold, from $20.2 million in 2011 to over $100 million in 2016.



Gross Retransmission Revenue
Network "Reverse Comp."
"Net Retransmission Revenue"
$1.0
$1.6
$2.4
$3.0
$15.6
$18.8
$20.2
$33.8
5.6
28.2
$39.8
7.6
32.2
$74.9
19.6
55.3
$184
83.0
101.0
$205
105.0
105.0
$240
120.0
120.0
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Actual
Pro Forma Estimates[1]

1 Pro Forma data includes all completed transactions, other than Clarksburg Stations. 2015 – 2017 Pro Forma data includes gross and net retransmission revenue for shared services station KSPR-TV in Springfield, Missouri, whose financial results are not consolidated with Gray's financial reports

16

Retrans Visibility + Network Stability


NBC
All 27 @ 12/31/18
FOX
All 14 @ 6/30/19
CBS
5 @ 9/30/17
CBS
1 @ 6/30/18
CBS
30 @ 8/31/19
abc
All 19 @ 12/31/20
THE CW
All 22 @ 9/1/22
2016
2017
2018
2019
2020
2022
Retrans Renewals
4.2 M Subs
36%
6.4 M Subs
55%
1.0 M Subs
9%

A Leading Beneficiary of Political Revenue

Gray Political Revenue in Millions



$48
$58
$86
New
Record
Presidential
Year
$82
New
Record
Non-
Presidential
Year
$144
$119
2008
2010
2012
2014
2012PF
2014PF

2014 Political Revenue Per TV Household



$11.02
$4.40
$4.02
$3.63
$3.51
$3.45
$3.27
$1.75

	gray (1)	TEGNA (2)	Media General (3)	Meredith (4)	Scripps (5)	Nexstar (6)	Sinclair (7)	Tribune (8)
2014 Political Revenue ($mm)	$119	$160	$111	$46	$76	$56	$147	$90
2014 TV Households (mm)	10.8	36.4	27.6	12.7	21.6	16.2	45.0	51.7

Source: Company filings, Investor presentations, BIA data

1. Pro Forma for all completed transactions
2. Pro forma for Belo and London transactions
3. Media General pro forma for LIN; Reported in Media General's Investor Presentation dated 3/12/2015
4. Based on Calendar year ending 12/31/14; Fiscal year ends 6/30
5. Scripps pro forma for Journal; Reported in Scripps' and Journal's 2014 10-Ks
6. Political revenue on gross "as reported basis" net of implied % agency commission; TV Households incorporate closed acquisitions only; Reported in Nexstar's 2014 10-K
7. On a pro forma basis; Reported in Sinclair's March 2015 Investor Presentation
8. As reported in Tribune Media Company's 2014 Earnings Presentation and Earnings Call

2016 Competitive Races in Gray Markets

Fourth Quarter is Key

Over the past several political cycles, approximately 51 to 60 percent of total annual political advertising revenue fell in the fourth quarter of the year.

Additional Races also Contribute

Political advertising revenue can also be significant in competitive races for US House and other state and local offices, as well as ballot initiatives.


2012 = $144 Million
19 Markets for Presidential
15 Markets for Senate
5 Markets for Governor
2016
24 Markets for Presidential
14 Markets for Senate
6 Markets for Governor

Competitive races per Cook Political Report.

Significant Monetization of Spectrum Today

Secondary Channel 2015 PF Financials



98 SECONDARY CHANNELS

$98 MILLION IN REVENUE

$55 MILLION IN BCF

56% MARGIN ON DIGITAL SECONDARY CHANNELS

Successful Digital Media Initiatives

Gray Digital Media

- 2.3 billion total page views
  (up 26% over 2014)
- Mobile makes up 74% of all digital traffic

LOCALX MARKETING
Your Local Digital Marketing *Experts.*

- Website Development
- SEO/SEM
- Social Intelligence
- eCommerce
- Audience Targeting
- Database Marketing
- Reputation Management

MomsEveryday


MomsEveryday

- Award-Winning Weekly Television Program
- Daily News Content
- Localized Responsive Sites
- Eat@MomsEveryday Mobile App
- Unique Revenue Opportunities
- Social Media and Marketing Solutions
- Deep Station and Client Support Focused on Sustainability

3.8 million 'Likes' in 2015
(up 31% over 2014)

875,000 'Followers' in 2015
(up 73% over 2014)

Gray is live with Facebook's 'Instant Articles'

600k iOS downloads to date

1.2 million Android downloads to date

195k Roku downloads to date

7 million minutes watched on CBS All Access


gray

Gray Alone Sells National Ads Directly

In early 2016, Gray terminated all contracts with National Advertising Representation firms (except for one DMA). We are the first and still only broadcast group to take this innovative step to reduce our costs and streamline service to our clients.

BEFORE

Stations directly transacted with local and regional accounts

National rep firm transacted with national advertisers and national political agencies

Gray paid national rep firm commission/fee on all national and national political sales

NOW(1)

Stations directly transact with ALL local, regional, national and political accounts

EXPEDITED & STREAMLINED communications, work flow and transaction time

Gray NO LONGER pays a national rep commission/fee

	National & Political Revenue Total(2)	Rep Fee
2014	$224.0 million	$12.7 million
2015	$127.0 million	$13.3 million(2)

(1) All but one Gray DMA
(2) Includes $6.3 million one time only termination fee


Coverage You Can Count On™
NEWS

Financial Overview

Financial Scale Continues to Increase

Revenue

($ in millions)



LTM
L8QA
$346 $308
$307 $327
$405 $356
$346 $376
$508 $427
$597 $553
2010
2011
2012
2013
2014
2015



Pro Forma All Completed Transactions
LTM
L8QA
$692
$616 $654
$753 $685
$737 $745
$776
2012
2013
2014
2015
6/30/2016 L8QA

Operating Cash Flow

($ in millions)



LTM
L8QA
$136 $104
$97 $117
$176 $136
$114 $144
$195 $155
$192 $194
2010
2011
2012
2013
2014
2015



Pro Forma All Completed Transactions
LTM
L8QA
$334
$237 $286
$321 $279
$263 $292
$296
2012
2013
2014
2015
6/30/2016 L8QA

Prudent Balance Sheet Management Leads to Deleveraging

Gray has significantly reduced secured and total leverage from historical levels.

Gray has diversified its revenue base, allowing for significant free cash flow in both political and non-political years.

Net Financial Leverage (1)

($ in millions)



Secured Net Debt / OCF(2)
Net Debt / OCF(2)
Preferred Stock / OCF
7.5x
3.2x
4.0x
2011A
6.1x
2.2x
3.9x
2012A
5.7x(4)
4.7x
1.0x
2013A
6.0x(4)
3.4x
2.6x
2014A
5.1x(4)
2.0x
3.1x
2015A
5.4x(2,4)
2.3x
3.1x
2015PF
5.3x(2,4)
4.0x
1.3x
6/30/2016PF

	2011A	2012A	2013A	2014A	2015A	2015PF	6/30/2016PF
Net Debt / Preferred Stock	$872	$824	$824	$1,200	$1,201	$1,565	$1,555
L8QA OCF	$117	$136	$147	$200	$235	$292	$296

(1) Gray actual data per company filings
(2) Total debt less all cash on hand as of 12/31/2015 and 6/30/2016, respectively
(3) Liquidation value plus accrued dividends
(4) Pro forma for all transactions completed as of the respective date as required by our senior credit facility

Robust OCF and Free Cash Flow Generation



Presidential Election Year 2012 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
55%
$176
$96
$24
$56
<$1
2012
60%
$334
$202
$35
$92
$5
2012PF
Non Election Year 2013 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
34%
$114
$39
$24
$51
<$1
2013
47%
$237
$112
$30
$92
$3
2013PF
Non Presidential Election Year 2014 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
$195
$95
$32
$67
<$1
2014
59%
$321
$189
$35
$92
$5
2014PF
Non Election Year 2015 OCF Buildup
($ in millions)
Increase in FCF as % of OCF
49%
$192
$94
$24
$72
<$2
2015
54%
$263
$141
$25
$92
$5
2015PF
Taxes
Capex, N
Interest (1)
Free Cash Flow

(1) Pro Forma interest expense estimated with Pro Forma incremental indebtedness and estimated cash interest relating to acquisition debt financing.



Refinancing Transaction Overview

$525 Million 5.125% 8-yr Notes due 2024

A record low interest rate for a Gray Note

$200 Million add-on to Gray's 2026 Notes

Priced at 103 to yield 5.398%

Sources & Uses and Pro Forma Capitalization

gray

Sources & Uses

($ in Millions)

Sources		Uses	
New Senior Notes due 2024	$525	Repay Senior Notes due 2020	$675
Add-on 5.875% Senior Notes due 2026	200	Tender Premium	28
Cash from Balance Sheet	13	Accrued Interest	23
		Estimated Net Fees and Expenses	11
Total Sources	**$738**	**Total Uses**	**$738**

Note: Assumes Tender Premium of 104.22 for settlement on 9/14/16

Current & Pro Forma Capitalization

($ in Millions)	Actual 6/30/2016	Cumulative Multiple of L8QA OCF [1]	Cumulative Multiple of LTM OCF [2]	Adj.	Pro Forma 6/30/2016	Cumulative Multiple of L8QA OCF [1]	Cumulative Multiple of LTM OCF [2]
Cash & Equivalents	$176			($13)	$164		
Priority Revolver	$ -				$ -		
Term Loan B due June 2021	556				556		
Total Secured Debt:	**$556**	**1.9x**	**2.1x**		**$556**	**1.9x**	**2.1x**
7.500% Senior Notes due 2020	$675			($675)	$ -		
New Senior Notes due 2024	-			525	525		
5.875% Senior Notes due 2026	500			200	700		
Total Debt Capitalization:	**$1,731**	**5.8x**	**6.5x**		**$1,781**	**6.0x**	**6.7x**
Net Debt	*$1,555*	*5.3x*	*5.9x*		*$1,618*	*5.5x*	*6.1x*
[1] Based on 6/30/16 L8QA OCF of:		$296				$296	
[2] Based on 6/30/16 LTM OCF of:			$265				$265


KSFY
FUN

Non-GAAP Reconciliation and Glossary

Combined Historical Basis Results – Pro Forma

	Combined Historical Basis Year Ended December 31						
	2015	2014	% Change 2015 to 2014	2013	% Change 2015 to 2013	2012	% Change 2015 to 2012
	(dollars in thousands)						
Revenue:							
Total	$736,658	$753,453	(2)%	$616,410	20%	$691,505	7 %
Political	$ 18,672	$119,007	(84)%	$ 10,867	72%	$143,813	(87)%
Operating expenses (1):							
Broadcast	$471,035	$430,512	9%	$391,465	20%	$371,183	27 %
Corporate and Administrative	$ 34,343	$ 29,203	18%	$ 19,810	73%	$ 15,927	116 %
Net income	$ 51,903	$100,628	(48)%	$50,242	3%	$ 95,720	(46)%
Non-GAAP Cash Flow (2):							
Broadcast Cash Flow	$288,693	$341,398	(15)%	$251,355	15%	$350,776	(18)%
Broadcast Cash Flow Less Cash Corporate Expenses	$257,470	$315,727	(18)%	$233,519	10%	$335,727	(23)%
Operating Cash Flow as defined in the Senior Credit Facility	$262,744	$321,259	(18)%	$237,397	11%	$334,199	(21)%
Free Cash Flow	$141,436	$189,035	(25)%	$111,846	26%	$201,581	(30)%

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Record As Reported Basis Results for Q2 2016

	As-Reported Basis Three Months Ended June 30				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
			(dollars in thousands)		
Revenue:					
Total	$ 196,633	$ 143,464	37 %	$ 107,249	83 %
Political	$ 9,649	$ 2,197	339 %	$ 8,616	12 %
Operating expenses (1):					
Broadcast	$ 117,335	$ 86,445	36 %	$ 66,002	78 %
Corporate and administrative	$ 8,524	$ 6,444	32 %	$ 9,848	(13) %
Net income	$ 17,662	$ 12,110	46 %	$ 1,591	1010 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 79,267	$ 57,244	38 %	$ 40,530	96 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 71,713	$ 51,591	39 %	$ 31,408	128 %
Free Cash Flow	$ 25,928	$ 27,388	(5)%	$ 8,881	192 %

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Record As Reported Basis Results for 2016

	As-Reported Results Six Months Ended June 30				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
	(dollars in thousands)				
Revenue:					
Total	$ 370,356	$ 276,767	34 %	$ 198,546	87 %
Political	$ 19,304	$ 3,356	475 %	$ 11,408	69 %
Operating expenses (1):					
Broadcast	$ 225,903	$ 173,292	30 %	$ 126,386	79 %
Corporate and administrative	$ 24,202	$ 13,291	82 %	$ 16,347	48 %
Net income	$ 26,652	$ 17,705	51 %	$ 2,868	829 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 145,164	$ 103,968	40 %	$ 71,149	104 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 122,900	$ 92,218	33 %	$ 56,881	116 %
Free Cash Flow	$ 50,144	$ 49,379	2 %	$ 16,334	207 %

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Combined Historical Basis Results – Pro Forma

	Combined Historical Basis Three Months Ended June 30				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
			(dollars in thousands)		
Revenue (less agency commissions):					
Total	$ 198,031	$ 182,874	8 %	$ 172,384	15 %
Political	$ 10,064	$ 2,572	291 %	$ 14,688	(31) %
Operating expenses (1):					
Broadcast	$ 118,203	$ 112,591	5 %	$ 103,687	14 %
Corporate and administrative	$ 8,524	$ 6,444	32 %	$ 9,848	(13) %
Net income	$ 18,108	$ 17,065	6 %	$ 18,003	1 %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 80,046	$ 77,031	4 %	$ 76,018	5 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 72,490	$ 71,378	2 %	$ 66,896	8 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 71,927	$ 71,734	0 %	$ 71,855	0 %
Free Cash Flow	$ 28,280	$ 41,340	(32) %	$ 40,904	(31) %

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

Combined Historical Basis Results – Pro Forma

	Combined Historical Basis Six Months Ended June 30				
	2016	2015	% Change 2016 to 2015	2014	% Change 2016 to 2014
			(dollars in thousands)		
Revenue:					
Total	$ 387,097	$ 351,972	10 %	$ 325,612	19 %
Political	$ 19,971	$ 3,810	424 %	$ 19,570	2 %
Operating expenses (1):					
Broadcast	$ 240,416	$ 225,101	7 %	$ 203,891	18 %
Corporate and administrative	$ 24,202	$ 13,291	82 %	$ 16,347	48 %
Net income	$ 24,922	$ 24,159	3 %	$ 29,030	(14) %
Non-GAAP Cash Flow (2):					
Broadcast Cash Flow	$ 150,140	$ 140,367	7 %	$ 133,871	12 %
Broadcast Cash Flow Less Cash Corporate Expenses	$ 127,876	$ 128,617	(1) %	$ 119,603	7 %
Operating Cash Flow as defined in the Senior Credit Facility	$ 133,568	$ 131,374	2 %	$ 125,173	7 %
Free Cash Flow	$ 60,006	$ 70,746	(15) %	$ 61,488	(2) %

(1) Excludes depreciation, amortization, and loss on disposal of assets.
(2) See definition of non-GAAP terms and reconciliation of the non-GAAP amounts to net income included elsewhere herein.

As Reported Basis Non-GAAP Reconciliation

	As Reported Basis		
	Three Months Ended June 30		
	2016	2015	2014
	(dollars in thousands)		
Net income	$17,662	$12,110	$1,591
Depreciation	11,617	8,754	6,986
Amortization of intangible assets	4,242	2,731	1,179
Non-cash stock-based compensation	1,272	1,009	980
Loss on disposal of assets, net	1,228	332	48
Miscellaneous income, net	(141)	(67)	(3)
Interest expense	24,269	18,587	15,825
Loss from early extinguishment of debt	-	-	4,897
Income tax expense	11,897	8,128	876
Amortization of program broadcast rights	4,813	3,553	3,005
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	7	7	6
Network compensation revenue recognized	-	-	(113)
Payments for program broadcast rights	(5,153)	(3,553)	(3,869)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	7,554	5,653	9,122
Broadcast Cash Flow	**79,267**	**57,244**	**40,530**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(7,554)	(5,653)	(9,122)
Broadcast Cash Flow Less Cash Corporate Expenses	**71,713**	**51,591**	**31,408**
Pension expense	40	1,789	1,519
Contributions to pension plans	(1,113)	(1,433)	(1,755)
Interest expense	(24,269)	(18,587)	(15,825)
Amortization of deferred financing costs	1,196	798	702
Amortization of net original issue premium on 7 ½% senior notes due 2020	(216)	(216)	(216)
Purchase of property and equipment	(7,544)	(5,547)	(6,654)
Income taxes paid, net of refunds	(13,879)	(1,007)	(298)
Free Cash Flow	**$25,928**	**$27,388**	**$ 8,881**

See definition of non-GAAP terms included elsewhere herein.

As Reported Basis Non-GAAP Reconciliation

	As Reported Basis Six Months Ended June 30		
	2016	2015	2014
	(dollars in thousands)		
Net income	$26,652	$17,705	$ 2,868
Depreciation	22,743	17,552	13,370
Amortization of intangible assets	8,130	5,502	1,468
Non-cash stock-based compensation	2,556	2,002	3,051
Loss (gain) on disposal of assets, net	(420)	314	379
Miscellaneous income, net	(710)	(74)	(3)
Interest expense	45,544	37,117	31,099
Loss from early extinguishment of debt	-	-	4,897
Income tax expense	18,312	12,068	1,735
Amortization of program broadcast rights	9,209	7,160	5,918
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	14	13	12
Network compensation revenue recognized	-	-	(221)
Payments for program broadcast rights	(9,130)	(7,141)	(7,692)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	22,264	11,750	14,268
Broadcast Cash Flow	**145,164**	**103,968**	**71,149**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(22,264)	(11,750)	(14,268)
Broadcast Cash Flow Less Cash Corporate Expenses	**122,900**	**92,218**	**56,881**
Pension expense	80	4,190	3,092
Contributions to pension plans	(1,633)	(1,433)	(2,717)
Interest Expense	(45,544)	(37,117)	(31,099)
Amortization of deferred financing costs	2,267	1,597	1,394
Amortization of net original issue premium on 7 ½% senior notes due 2020	(432)	(432)	(432)
Purchase of property and equipment	(13,475)	(8,396)	(10,456)
Income taxes paid, net of refunds	(14,019)	(1,248)	(329)
Free Cash Flow	**$50,144**	**$49,379**	**$16,334**

See definition of non-GAAP terms included elsewhere herein.

As Reported Non-GAAP Reconciliation

	As Reported Year Ended December 31			
	2015	2014	2013	2012
	(dollars in thousands)			
Net income	$ 39,301	$ 48,061	$ 18,288	$ 28,129
Depreciation	36,712	30,248	24,096	23,133
Amortization of intangible assets	11,982	8,297	336	75
Non-cash stock-based compensation	4,020	5,012	1,974	878
Loss on disposal of assets, net	80	623	765	(31)
Miscellaneous (income) expense, net	(103)	(23)	-	(2)
Interest expense	74,411	68,913	52,445	59,443
Loss from early extinguishment of debt	-	5,086	-	46,683
Income tax expense	26,448	31,736	13,147	19,188
Amortization of program broadcast rights	14,960	12,871	11,367	11,081
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	26	25	28	26
Network compensation revenue recognized	-	(456)	(615)	(687)
Payments for program broadcast rights	(14,576)	(15,087)	(11,433)	(11,839)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	31,223	25,671	17,836	15,049
Broadcast Cash Flow	**224,484**	**220,977**	**128,234**	**191,126**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(31,223)	(25,671)	(17,836)	(15,049)
Broadcast Cash Flow Less Cash Corporate Expenses	**193,261**	**195,306**	**110,398**	**176,077**
Pension expense	4,207	6,126	8,626	7,874
Contributions to pension plans	(5,421)	(6,770)	(4,748)	(9,402)
Interest expense	(74,411)	(68,913)	(52,445)	(59,443)
Amortization of deferred financing costs	3,194	2,970	1,903	2,723
Amortization of net original issue (premium) discount on 7 ½% senior notes due 2020	(863)	(863)	(9)	1,127
Purchase of property and equipment	(24,222)	(32,215)	(24,053)	(23,714)
Income taxes paid, net of refunds	(1,761)	(401)	(519)	(836)
Free Cash Flow	**$93,984**	**$95,240**	**$39,153**	**$94,406**

See definition of non-GAAP terms included elsewhere herein.

Combined Historical Basis Non-GAAP Reconciliation

	Combined Historical Basis		
	Three Months Ended June 30		
	2016	2015	2014
	(dollars in thousands)		
Net income	$18,108	$17,065	$18,003
Depreciation	11,652	11,186	11,052
Amortization of intangible assets	4,251	4,326	2,987
Non-cash stock-based compensation	1,272	1,009	980
Loss (gain) on disposal of assets, net	1,228	491	(19)
Miscellaneous income, net	(145)	(141)	(19)
Interest expense	24,314	23,476	21,437
Loss from early extinguishment of debt	-	-	4,897
Income tax expense	11,874	7,434	1,371
Amortization of program broadcast rights	4,813	3,553	3,077
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	8	7	6
Network compensation revenue recognized	-	-	(113)
Payments for program broadcast rights	(5,153)	(3,553)	(3,899)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	7,556	5,653	9,122
Other	268	6,525	7,136
Broadcast Cash Flow	**80,046**	**77,031**	**76,018**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(7,556)	(5,653)	(9,122)
Broadcast Cash Flow Less Cash Corporate Expenses	**72,490**	**71,378**	**66,896**
Pension expense	40	1,789	1,519
Contributions to pension plans	(1,113)	(1,433)	(1,755)
Other	510	-	5,195
Operating Cash Flow as defined in Senior Credit Agreement	**71,927**	**71,734**	**71,855**
Interest expense	(24,314)	(23,476)	(21,437)
Amortization of deferred financing costs	1,196	798	702
Amortization of net original issue premium on 7 ½% senior notes due 2020	(216)	(216)	(216)
Purchase of property and equipment	(7,544)	(6,250)	(8,750)
Income taxes paid, net of refunds	(12,769)	(1,250)	(1,250)
Free Cash Flow	**$28,280**	**$41,340**	**$40,904**

See definition of non-GAAP terms included elsewhere herein.

Combined Historical Basis Non-GAAP Reconciliation

	Combined Historical Basis Six Months Ended June 30		
	2016	2015	2014
		(dollars in thousands)	
Net income	$24,922	$24,159	$29,030
Depreciation	23,489	22,597	21,934
Amortization of intangible assets	8,972	8,822	4,910
Non-cash stock-based compensation	2,556	2,002	3,051
Gain (loss) on disposal of assets, net	(204)	526	(32)
Miscellaneous income, net	(741)	(173)	(27)
Interest expense	47,903	46,793	44,647
Loss from early extinguishment of debt	-	-	4,897
Income tax expense	18,127	10,856	1,477
Amortization of program broadcast rights	9,209	7,160	5,990
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	14	13	12
Network compensation revenue recognized	-	-	(221)
Payments for program broadcast rights	(9,130)	(7,141)	(7,722)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	22,264	11,750	14,268
Other	2,759	13,003	11,657
Broadcast Cash Flow	**150,140**	**140,367**	**133,871**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(22,264)	(11,750)	(14,268)
Broadcast Cash Flow Less Cash Corporate Expenses	**127,876**	**128,617**	**119,603**
Pension expense	80	4,190	3,092
Contributions to pension plans	(1,633)	(1,433)	(2,717)
Other	7,245	-	5,195
Operating Cash Flow as defined in Senior Credit Agreement	**133,568**	**131,374**	**125,173**
Interest expense	(47,903)	(46,793)	(44,647)
Amortization of deferred financing costs	2,267	1,597	1,394
Amortization of net original issue premium on 7 ½% senior notes due 2020	(432)	(432)	(432)
Purchase of property and equipment	(13,475)	(12,500)	(17,500)
Income taxes paid, net of refunds	(14,019)	(2,500)	(2,500)
Free Cash Flow	**$60,006**	**$70,746**	**$61,488**

See definition of non-GAAP terms included elsewhere herein.

Combined Historical Basis
Non-GAAP Reconciliation

	Combined Historical Basis			
	Year Ended December 31			
	2015	2014	2013	2012
	(dollars in thousands)			
Net income	$ 51,903	$100,628	$ 50,242	$ 95,720
Depreciation	46,531	43,503	43,589	41,359
Amortization of intangible assets	18,827	15,262	1,997	2,822
Non-cash stock-based compensation	4,020	5,012	1,974	878
Loss on disposal of assets, net	757	876	1,059	85
Miscellaneous (income) expense, net	(9)	(279)	449	1,360
Interest expense	93,639	94,331	94,445	96,468
Loss from early extinguishment of debt	-	5,086	-	46,683
Income tax expense	19,980	32,495	11,926	22,310
Amortization of program broadcast rights	14,960	13,004	13,179	13,053
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	26	25	28	26
Network compensation revenue recognized	-	(456)	(615)	(687)
Payments for program broadcast rights	(14,576)	(15,153)	(13,252)	(13,818)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	31,223	25,671	17,836	15,049
Other	21,412	21,393	28,498	29,468
Broadcast Cash Flow	**288,693**	**341,398**	**251,355**	**350,776**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(31,223)	(25,671)	(17,836)	(15,049)
Broadcast Cash Flow Less Cash Corporate Expenses	**257,470**	**315,727**	**233,519**	**335,727**
Pension expense	4,207	6,126	8,626	7,874
Contributions to pension plans	(5,421)	(6,770)	(4,748)	(9,402)
Other	6,488	6,176	-	-
Operating Cash Flow as defined in Senior Credit Agreement	**262,744**	**321,259**	**237,397**	**334,199**
Interest expense	(93,639)	(94,331)	(94,445)	(96,468)
Amortization of deferred financing costs	3,194	2,970	1,903	2,723
Amortization of net original issue (premium) discount on 7 ½% senior notes due 2020	(863)	(863)	(9)	1,127
Purchase of property and equipment	(25,000)	(35,000)	(30,000)	(35,000)
Income taxes paid, net of refunds	(5,000)	(5,000)	(3,000)	(5,000)
Free Cash Flow	**$141,436**	**$189,035**	**$111,846**	**$201,581**

See definition of non-GAAP terms included elsewhere herein.

Combined Historical Basis Non-GAAP Reconciliation

gray

Combined Historical Basis Operating Cash Flow as defined in the Senior Credit Agreement:	Eight Quarters Ended June 30, 2016 (dollars in thousands)
Net income	$ 148,423
Depreciation	91,589
Amortization of intangible assets	38,151
Non-cash stock-based compensation	8,537
Gain on disposal of assets, net	1,461
Miscellaneous income, net	(1,002)
Interest expense	191,226
Loss from early extinguishment of debt	189
Income tax expense	69,125
Amortization of program broadcast rights	31,183
Common stock contributed to 401(k) plan excluding corporate 401(k) plan contributions	53
Network compensation revenue recognized	(235)
Payments for program broadcast rights	(31,137)
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	64,890
Other	33,906
Broadcast Cash Flow	**646,359**
Corporate and administrative expenses excluding depreciation, amortization of intangible assets and non-cash stock-based compensation	(64,890)
Broadcast Cash Flow Less Cash Corporate Expenses	**581,469**
Pension expense	7,321
Contributions to pension plans	(11,107)
Other	14,714
Operating Cash Flow as defined in Senior Credit Agreement	**592,397**
Operating Cash Flow as defined in Senior Credit Agreement, divided by two	**296,199**

Adjusted Total Indebtedness:	June 30, 2016
Long term debt	$ 1,705,361
Capital leases and other debt	644
Total deferred financing costs, net	29,745
Premium on debt, net	(3,668)
Cash	(176,345)
Adjusted Total Indebtedness, Net of All Cash	**$1,555,737**
Total Leverage Ratio, Net of All Cash	**5.25**

See definition of non-GAAP terms included elsewhere herein.

Glossary

"Clarksburg Stations"	WDTV (CBS) and WVFX (FOX), which Gray operates pursuant to a pre-closing Local Marketing Agreement.
"Combined Historical Basis"	Combined Historical Basis reflects financial results, position or statistics that have been prepared by adding Gray's historical financial results, position or statistics with the historical financial results, position or statistics of the Completed Transactions. It does not include any adjustments for other events attributable to the Completed Transactions except "Broadcast Cash Flow," "Broadcast Cash Flow Less Cash Corporate Expenses" and "Operating Cash Flow" each give effect to expected synergies and "Combined Historical Free Cash Flow" gives effect to the financings and certain expected operating synergies related to the Completed Transactions. "Operating Cash Flow" and "Free Cash Flow" also reflect the add back of legal and other professional fees incurred in completing acquisitions.
"Completed Transactions"	All previously announced acquisitions or dispositions completed between November 2013 and June 30, 2016 including the Clarksburg Stations, unless otherwise specified.
"Gray" (Gray Television, Inc.)	A television broadcast company headquartered in Atlanta, Georgia, that owns and operates television stations and digital properties in markets throughout the United States
"Operating Cash Flow" or "OCF"	Operating cash flow as defined in Gray's existing senior credit facility; includes Pro Forma adjustments and synergies for Completed Transactions. See appendix herein for definition and reconciliations of non-GAAP terms
"Pro Forma" or "PF"	Reflects Combined Historical Basis financial results, position, or statistics of (i) Gray, (ii) the Completed Transactions and (iii) the pending acquisition of the Clarksburg Stations unless explicitly stated otherwise. Pro Forma financial results give effect to the specified acquisitions and/or dispositions as if they had occurred at the beginning of the relevant period. Pro forma financial information does not reflect all purchase accounting and other adjustments required for Regulation S-X pro formas. Such preliminary purchase accounting and other adjustments have been reflected in the pro formas filed with the Securities and Exchange Commission ("SEC") on Form 8-K/A when required by the SEC.
"Revenue"	Revenue is presented net of agency commissions.

Non-GAAP Terms

From time to time, Gray supplements its financial results prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") by disclosing the non-GAAP financial measures Broadcast Cash Flow, Broadcast Cash Flow Less Cash Corporate Expenses, Operating Cash Flow as defined in Gray's Senior Credit Agreement ("Operating Cash Flow"), Free Cash Flow and Total Leverage Ratio, Net of All Cash. These non-GAAP amounts are used by us to approximate the amount used to calculate key financial performance covenants contained in our debt agreements and are used with our GAAP data to evaluate our results and liquidity. These non-GAAP amounts may be provided on an As-Reported Basis as well as a Combined Historical Basis.

"Broadcast Cash Flow" or "BCF"	Net income plus loss on early extinguishment of debt, corporate and administrative expenses, broadcast non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense, less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Broadcast Cash Flow Less Cash Corporate Expenses"	Net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations and network compensation revenue
"Free Cash Flow" or "FCF"	Net income plus loss on early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, amortization of deferred financing costs, any income tax expense, non-cash 401(k) expense, pension expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, contributions to pension plans, amortization of original issue discount on our debt, capital expenditures (net of any insurance proceeds) and the payment of income taxes (net of any refunds received)
"Operating Cash Flow" or "OCF"	Defined in Gray's senior credit facility as net income plus loss from early extinguishment of debt, non-cash stock based compensation, depreciation and amortization (including amortization of intangible assets and program broadcast rights), any loss on disposal of assets, any miscellaneous expense, interest expense, any income tax expense, non-cash 401(k) expense less any gain on disposal of assets, any miscellaneous income, any income tax benefits, payments for program broadcast obligations, network compensation revenue, plus pension expense but less cash contributions to pension plans
"Total Leverage Ratio, Net of All Cash"	Defined as the principal amount of all debt less all cash divided by a denominator equal to the Operating Cash Flow for the preceding eight quarters, divided by two,

These non-GAAP terms are not defined in GAAP and our definitions may differ from, and therefore not be comparable to, similarly titled measures used by other companies, thereby limiting their usefulness. Such terms are used by management in addition to and in conjunction with results presented in accordance with GAAP and should be considered as supplements to, and not as substitutes for, net income and cash flows reported in accordance with GAAP.

Gray Television, Inc.
4370 Peachtree Rd., NE
Atlanta, Georgia 30319
www.gray.tv